UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2007

BJ SERVICES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-10570	63-0084140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Westway Park Blvd, Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 462-4239

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2007, the Executive Compensation Committee (the “Compensation Committee”) approved the following annual salaries for our named executive officers effective December 1, 2007.

Name	New Salary
J. W. Stewart	$1,150,000
Chairman of the Board, President and Chief Executive Officer
Jeffrey E. Smith	$495,000
Senior Vice President—Finance and Chief Financial Officer
David D. Dunlap	$605,000
Executive Vice President and Chief Operating Officer
Margaret B. Shannon	$410,000
Vice President—General Counsel
Alasdair Buchanan	$400,000
Vice President—International Pressure Pumping Services

The Compensation Committee also set the corporate performance objectives for the persons listed in the table above to be used in determining cash bonus awards for our executive officers in fiscal year 2008 under our Annual Bonus Plan. For fiscal year 2008, bonus targets for our executive officers will be based on corporate performance, specifically earnings per share objectives. Cash bonus awards are based on a percentage of a participant’s December 1st base salary. There are three bonus award levels for each executive officer: entry level (minimum), expected value (target) and over achievement. Each level represents the percentage of base salary that the executive officer will receive as a bonus if that particular bonus award level is met for the fiscal year. The bonus levels for fiscal 2008 are 10%, 100% and 175% of base salary for Mr. Stewart, 8%, 80% and 140% of base salary for Messrs. Dunlap and Smith and 7%, 70% and 122.5% of base salary for the other NEOs. If we fail to meet the entry-level earnings per share objective, no bonus will be paid.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2007 the Board of Directors adopted an amendment to our bylaws that created an exception to the requirement that a director’s service on the Board of Directors ends at the first annual stockholder’s meeting following the director’s 70th birthday. The amended Bylaws will allow James L. Payne, one of our current directors who is currently 70 years old, to stand for election to an additional three-year term at the 2008 annual meeting of stockholders and to serve until the end of the three-year term for which he is elected. Our amended and restated bylaws are filed as an exhibit to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ SERVICES COMPANY

Date: December 11, 2007	/s/ J.W. Stewart
J.W. Stewart
Chairman of the Board, President and Chief Executive Officer

Exhibit List

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws